NSAR Exhibit 77O
811-21673


Securities Purchased in Underwritings Involving
Transactions with Sanford C. Bernstein and Co.
Subject to Rule 10f-3 Under the Investment
Company Act of 1940

10f 3 Transactions October 1  December 31, 2010

POOLING GROWTH PORTFOLIO

Security		General Motors Co.

Date
Purchased		11/18/2010

Shares
Purchased		122,781

Price
per
Share			$33.00

Underwriting
Concession		$0.2475

Shares
Purchased
by AB
including
the Funds		4,000,000

Total
Shares
Offered			478,000,000

% of Offering
Purchased by
AB including
the Funds (1)		0.84%

Purchased
From			JPMorgan

Shares
Held
12/31110		0

Price per
Share
12/31/10		N/A


Unless otherwise indicated, the securities were part of an issue registered under the Securities
Act of 1933 and offered to the public.

(1) Aggregate purchases by all AB buy-side clients, including the Fund, may not exceed:

a) if purchased in an Offering other
than an Eligible Rule 144A Offering,
25% of the principal amount of the Offering of such class; or

b)  if purchased in an Eligible Rule 144A
Offering, 25% of the total of (i) the principal amount of the Offering of such class sold by the underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the Offering of such class in any concurrent public Offering.





NSAR Exhibit 77O
811-21673


Securities Purchased in Underwritings
Involving Transactions with
Sanford C. Bernstein and Co.
Subject to Rule 10f-3 Under the Investment
Company Act of 1940

10f 3 Transactions October 1  December 31, 2010

POOLING INTERNATIONAL GROWTH PORTFOLIO

Security				A/A Group Ltd.

Date
Purchased				10/29/2010

Shares
Purchased				2,594,400

Price per Share (Local Currency)/
(US$)					19.68 HKD/ $2.54

Underwriting
Concession
(Local Currency)/
(US$)					3.06 HKD/ $0.394

Shares
Purchased
by AB
Including
the Funds				80,000,000

Total
Shares
Offered					8,083,230,800

% of Offering
Purchased by
AB including
the Funds (1)				0.99%

Purchased
From					Deutsche Bank

Shares
Held
12/31110				4,044,600

Price per
Share
12/31/10
(Local Currency)/
(US$)					21.85 HKD/ $2.81



The securities were part of an Eligible Rule 144A Offering.


(1) Aggregate purchases by all AB buy-side clients, including the Fund, may not exceed:

a) if purchased in an Offering other
than an Eligible Rule 144A Offering, 25% of the principal amount of the Offering of such class; or

b)  if purchased in an Eligible Rule 144A
Offering, 25% of the total of (i) the principal amount of the Offering of such class sold by the underwriters or members of the selling syndicate to qualified institutional buyers, plus (ii) the principal amount of the Offering of such class in any concurrent public Offering.




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